Inventories - Components of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 28, 2014	Dec. 28, 2013	Dec. 29, 2012	Jun. 28, 2014 Continental Cement Company, L.L.C. [Member]	Dec. 28, 2013 Continental Cement Company, L.L.C. [Member]	Dec. 31, 2012 Continental Cement Company, L.L.C. [Member]
Inventory [Line Items]
Aggregate stockpiles	$ 80,232	$ 70,300	$ 62,872
Finished goods	14,104	11,207	9,342	8,968	6,807	4,350
Work in process	4,629	2,623	2,679	4,629	2,623	2,248
Raw materials	20,206	12,302	18,084	972	972	475
Total	$ 119,171	$ 96,432	$ 92,977	$ 14,569	$ 10,402	$ 7,073